EXHIBIT 99.2
SCHERING-PLOUGH CORPORATION
STATEMENTS OF CONSOLIDATED OPERATIONS
(Dollars in Millions, except EPS)
(Unaudited)

	2005							2004
	1st	2nd	6	3rd	9	4th		1st	2nd	6	3rd	9	4th		4th Qtr.	12 Mos.
	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$	$	$		$4th Qtr.	12 Mos.

Net Sales	2,369	2,532	4,900	2,284	7,184	2,324	9,508	1,963	2,147	4,110	1,978	6,088	2,184	8,272	6%	15%

Cost of Sales	889	867	1,756	775	2,531	815	3,346	740	790	1,530	711	2,241	829	3,070	(2%)	9%

Gross Margin	1,480	1,665	3,144	1,509	4,653	1,509	6,162	1,223	1,357	2,580	1,267	3,847	1,355	5,202	11%	18%

Total SG&A	1,081	1,116	2,197	1,064	3,261	1,114	4,374	914	979	1,893	892	2,785	1,026	3,811	9%	15%
Research & Development 1/	384	442	825	566	1,391	474	1,865	372	451	824	378	1,201	406	1,607	17%	16%
Other Expense/(Income), Net	17	(8)	9	—	9	(5)	5	36	43	78	34	112	33	146
Special Charges 2/	27	259	286	6	292	2	294	70	42	112	26	138	15	153
Equity Income from Cholesterol Joint Venture	(220)	(170)	(389)	(215)	(605)	(268)	(873)	(78)	(77)	(154)	(95)	(249)	(98)	(347)

Income/(Loss) before Income Taxes	191	26	216	88	305	192	497	(91)	(81)	(173)	32	(140)	(27)	(168)

Income Tax Expense/(Benefit) 3/	64	74	138	23	162	66	228	(18)	(16)	(35)	6	(28)	807	779

Net Income/(Loss)	127	(48)	78	65	143	126	269	(73)	(65)	(138)	26	(112)	(834)	(947)

Preferred Stock Dividends	22	22	43	22	65	22	86	—	—	—	12	12	22	34

Net Income/(Loss) Available to Common Shareholders	105	(70)	35	43	78	104	183	(73)	(65)	(138)	14	(124)	(856)	(981)

Diluted Earnings/(Loss) per Common Share	0.07	(0.05)	0.02	0.03	0.05	0.07	0.12	(0.05)	(0.04)	(0.09)	0.01	(0.08)	(0.58)	(0.67)

Avg. Shares Outstanding- Diluted	1,480	1,476	1,482	1,487	1,483	1,487	1,484	1,471	1,472	1,471	1,475	1,472	1,473	1,472
Actual Shares Outstanding	1,475	1,476	1,476	1,478	1,478	1,479	1,479	1,472	1,472	1,472	1,472	1,472	1,474	1,474

Ratios To Net Sales

Net Sales	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Cost of Sales	37.5%	34.2%	35.8%	34.0%	35.2%	35.1%	35.2%	37.7%	36.8%	37.2%	35.9%	36.8%	37.9%	37.1%

Gross Margin	62.5%	65.8%	64.2%	66.0%	64.8%	64.9%	64.8%	62.3%	63.2%	62.8%	64.1%	63.2%	62.1%	62.9%

Total SG&A	45.6%	44.1%	44.8%	46.6%	45.4%	47.9%	46.0%	46.6%	45.6%	46.1%	45.1%	45.7%	47.0%	46.1%

Research & Development	16.2%	17.4%	16.8%	24.8%	19.4%	20.4%	19.6%	19.0%	21.0%	20.0%	19.1%	19.7%	18.6%	19.4%

Income/(Loss) Before Income Taxes	8.0%	1.0%	4.4%	3.8%	4.2%	8.3%	5.2%	(4.6%)	(3.8%)	(4.2%)	1.6%	(2.3%)	(1.3%)	(2.0%)

Net Income/(Loss)	5.3%	(1.9%)	1.6%	2.8%	2.0%	5.4%	2.8%	(3.7%)	(3.0%)	(3.4%)	1.3%	(1.8%)	(38.2%)	(11.4%)

Note: The Company noted that it incurs substantial costs, such as selling, general and administrative costs, that are not reflected in the “Equity income from cholesterol joint venture” and are borne by the overall cost structure of Schering-Plough.

1/	Research and development for the twelve months ended December 31, 2005 includes an R&D payment of $124 million, before a tax benefit of $6 million, to Centocor, Inc. for the Company’s exercise of its right to develop and commercialize golimumab, a fully human monoclonal antibody being developed as a therapy for the treatment of rheumatoid arthritis and other immune-mediated inflammatory diseases.

Research and development in 2004 includes an $80 million upfront payment in conjunction with the licensing from Toyama Chemical Company Ltd. of garenoxacin, a quinolone antibiotic in development.

2/	Special charges for the twelve months ended December 31, 2005 includes an addition of $250 million to the Company’s litigation reserves relating to the Massachusetts investigation and previously disclosed investigations and litigation relating to the company’s practices regarding average wholesale price by the Department of Justice and certain states.

Special charges for the twelve months ended December 31, 2004 included $119 million of employee termination costs, as well as $27 million of asset impairment charges and $7 million of closure costs primarily related to a small European research-and-development facility.

3/	Tax expense during 2005 primarily related to foreign tax expense as the Company did not recognize the benefit of U.S. tax operating losses.

The Company’s full year tax provision includes a benefit of approximately $42 million related to tax expense recorded in 2004 related to planned earnings repatriations under the American Jobs Creation Act (AJCA).

This adjustment of tax expense associated with repatriation under the AJCA is the result of an IRS Notice issued by the U.S. Treasury in August 2005. In the fourth quarter of 2004, the Company recorded the estimated charge associated with the repatriation of funds under the American Jobs Creation Act.
All figures rounded. Totals may not add due to rounding.

SCHERING-PLOUGH CORPORATION
CONSOLIDATED SALES
(Dollars in Millions)

	2005							2004
	1st	2nd	6	3rd	9	4th		1st	2nd	6	3rd	9	4th		4th Qtr.	12 Mos.
	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$	$	$		$4th Qtr.	12 Mos.

Prescription Pharm:	1,846	1,975	3,820	1,840	5,660	1,904	7,564	1,481	1,644	3,125	1,556	4,681	1,737	6,417	10%	18%
U.S.	549	609	1,157	597	1,755	600	2,355	411	495	906	518	1,424	584	2,007	3%	17%
International	1,297	1,366	2,663	1,243	3,905	1,304	5,209	1,070	1,150	2,220	1,037	3,257	1,153	4,410	13%	18%

Consumer Health Care:	330	330	660	235	895	198	1,093	312	317	629	239	868	217	1,085	(9%)	1%

OTC:	162	162	324	129	453	103	556	157	150	306	150	456	121	578	(15%)	(4%)
OTC Claritin *	116	133	248	92	340	54	394	117	117	234	110	344	75	419	(29%)	(6%)
Other OTC	46	29	76	37	113	49	162	40	32	72	41	112	46	159	7%	2%

Foot Care:	84	89	173	85	258	75	333	76	89	166	86	252	79	331	(5%)	1%

Sun Care:	84	79	163	21	184	20	204	79	78	157	3	160	17	176		16%

Animal Health:	193	227	420	209	629	222	851	170	186	356	183	539	230	770	(4%)	11%
U.S.	44	54	98	68	166	50	216	41	36	77	56	133	61	194	(18%)	11%
International	149	173	322	141	463	172	635	129	150	279	127	406	169	575	2%	10%

Total Consolidated:	2,369	2,532	4,900	2,284	7,184	2,324	9,508	1,963	2,147	4,110	1,978	6,088	2,184	8,272	6%	15%

U.S.	897	970	1,866	886	2,752	837	3,589	738	827	1,565	800	2,365	854	3,219	(2%)	11%
International	1,472	1,562	3,034	1,398	4,432	1,487	5,919	1,225	1,320	2,545	1,178	3,723	1,330	5,053	12%	17%

*	Includes net sales of Claritin in Canada.
All figures rounded. Totals may not add due to rounding.

SCHERING-PLOUGH CORPORATION
PRESCRIPTION PHARMACEUTICAL SALES — KEY PRODUCT SALES
(Dollars in Millions)

	Global Prescription Pharm			U.S.			International
	2005	2004		2005	2004		2005	2004
	4th	4th	4th Qtr.	4th	4th	4th Qtr.	4th	4th	4th Qtr.
	Qtr.	Qtr.	vs	Qtr.	Qtr.	vs	Qtr.	Qtr.	vs
	$		$4th Qtr.	$		$4th Qtr.	$		$4th Qtr.

Prescription Pharm:	1,904	1,737	10%	600	584	3%	1,304	1,153	13%

Remicade	251	212	19%	—	—	—	251	212	19%
PEG-Intron	214	138	55%	52	42	23%	162	96	69%
Nasonex	185	145	27%	115	81	42%	70	64	8%
Temodar	160	150	7%	73	79	(7%)	87	72	22%
Clarinex / Aerius	139	162	(14%)	76	107	(30%)	63	55	16%
Rebetol	94	49	93%				90	57	57%
Claritin Rx 1/	85	80	5%	—	—	—	85	80	5%
Integrilin	71	81	(12%)	67	74	(10%)	4	7	(40%)
Avelox 2/	68	44	55%	68	44	55%	—	—	—
Intron A	66	79	(16%)	32	29	12%	34	50	(32%)
Subutex	49	50	(2%)	—	—	—	49	50	(2%)
Caelyx	46	40	13%	—	—	—	46	40	13%
Cipro 2/	33	43	(24%)	33	43	(24%)	—	—	—
Elocon	32	42	(24%)	—	9	(99%)	32	32	(3%)

1/	Includes international net sales of Claritin Rx only. Canadian net sales of Claritin are reported in the OTC Claritin line within Consumer Health Care.

2/	Includes net sales in Puerto Rico
All figures rounded. Totals may not add due to rounding.

SCHERING-PLOUGH CORPORATION
GLOBAL PRESCRIPTION PHARMACEUTICAL SALES — KEY PRODUCT SALES
(Dollars in Millions)

	2005							2004
	1st	2nd	6	3rd	9	4th		1st	2nd	6	3rd	9	4th		4th Qtr.	12 Mos.
	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$	$	$		$4th Qtr.	12 Mos.

Global Prescription Pharm:	1,846	1,975	3,820	1,840	5,660	1,904	7,564	1,481	1,644	3,125	1,556	4,681	1,737	6,417	10%	18%

Remicade	220	234	454	237	691	251	942	165	182	347	188	535	212	746	19%	26%
PEG-Intron	170	182	352	185	537	214	751	148	144	293	132	425	138	563	55%	33%
Nasonex	183	199	382	170	552	185	737	140	156	296	153	449	145	594	27%	24%
Temodar	131	145	276	152	428	160	588	86	102	188	121	309	150	459	7%	28%
Clarinex / Aerius	144	207	351	157	507	139	646	130	226	356	175	530	162	692	(14%)	(7%)
Rebetol	64	91	155	82	237	94	331	99	88	187	52	239	49	287	93%	15%
Claritin Rx 1/	111	100	211	76	287	85	371	91	82	173	67	240	80	321	5%	16%
Integrilin	75	82	158	86	244	71	315	73	78	151	94	245	81	325	(12%)	(3%)
Avelox 2/	73	46	119	41	159	68	228	—	—	—	—	—	44	44	55%
Intron A	73	75	148	72	220	66	287	69	89	158	81	239	79	318	(16%)	(10%)
Subutex	51	53	104	44	148	49	197	44	47	91	45	136	50	185	(2%)	6%
Caelyx	43	46	89	46	135	46	181	34	35	70	39	109	40	150	13%	21%
Cipro 2/	37	36	72	41	114	33	146	—	—	—	—	—	43	43	(24%)
Elocon	41	38	79	34	113	32	144	38	46	84	42	127	42	168	(24%)	(14%)

1/	Includes international net sales of Claritin Rx only. Canadian net sales of Claritin are reported in the OTC Claritin line within Consumer Health Care.

2/	Includes net sales in Puerto Rico
All figures rounded. Totals may not add due to rounding.

SCHERING-PLOUGH CORPORATION
U.S. PHARMACEUTICAL SALES — KEY PRODUCT SALES
(Dollars in Millions)

	2005							2004
	1st	2nd	6	3rd	9	4th		1st	2nd	6	3rd	9	4th		4th Qtr.	12 Mos.
	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$	$	$		$4th Qtr.	12 Mos.

Total U.S. Pharm:	549	609	1,157	597	1,755	600	2,355	411	495	906	518	1,424	584	2,007	3%	17%

PEG-Intron	52	38	91	42	132	52	184	63	50	113	49	163	42	205	23%	(10%)
Nasonex	109	115	223	109	332	115	447	82	85	167	104	271	81	353	42%	27%
Temodar	57	65	122	70	191	73	264	37	45	82	60	142	79	220	(7%)	20%
Clarinex / Aerius	67	90	157	93	249	76	325	69	126	195	118	313	107	420	(30%)	(23%)
Integrilin	71	78	150	82	232	67	299	68	72	139	88	228	74	301	(10%)	(1%)
Avelox 1/	73	46	119	41	159	68	228	—	—	—	—	—	44	44	55%
Intron A	32	36	68	36	104	32	136	18	33	51	30	81	29	109	12%	24%
Cipro 1/	37	36	72	41	114	33	146	—	—	—	—	—	43	43	(24%)
Elocon	4	2	6	1	7	—	7	7	12	19	12	31	9	40	(99%)	(83%)

1/	Includes net sales in Puerto Rico
All figures rounded. Totals may not add due to rounding.

SCHERING-PLOUGH CORPORATION
INTERNATIONAL PHARMACEUTICAL SALES — KEY PRODUCT SALES
(Dollars in Millions)

	2005							2004
	1st	2nd	6	3rd	9	4th		1st	2nd	6	3rd	9	4th		4th Qtr.	12 Mos.
	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$	$	$		$4th Qtr.	12 Mos.

Total International Pharm:	1,297	1,366	2,663	1,243	3,905	1,304	5,209	1,070	1,150	2,220	1,037	3,257	1,153	4,410	13%	18%

Remicade	220	234	454	237	691	251	942	165	182	347	188	535	212	746	19%	26%
PEG-Intron	118	144	261	143	405	162	567	85	94	179	83	262	96	358	69%	58%
Nasonex	74	84	159	61	220	70	290	58	71	129	48	178	64	242	8%	20%
Temodar	74	80	154	82	237	87	324	49	57	106	61	168	72	239	22%	35%
Clarinex / Aerius	77	117	194	64	258	63	321	61	100	161	57	218	55	272	16%	18%
Rebetol	70	90	159	80	239	90	330	68	65	133	52	185	57	242	57%	36%
Claritin Rx 1/	111	100	211	76	287	85	371	91	82	173	67	240	80	321	5%	16%
Integrilin	4	4	8	4	12	4	16	5	6	12	5	17	7	24	(40%)	(31%)
Intron A	41	39	80	36	116	34	151	51	56	107	51	158	50	208	(32%)	(28%)
Subutex	51	53	104	44	148	49	197	44	47	91	45	136	50	185	(2%)	6%
Caelyx	43	46	89	46	135	46	181	34	35	70	39	109	40	150	13%	21%
Elocon	37	36	73	33	106	32	137	31	34	65	31	96	32	128	(3%)	7%

1/	Canadian net sales of Claritin are reported in the OTC Claritin line within Consumer Health Care.
All figures rounded. Totals may not add due to rounding.

SCHERING-PLOUGH CORPORATION
CHOLESTEROL FRANCHISE SALES
(Dollars in Millions)

	2005							2004
	1st	2nd	6	3rd	9	4th		1st	2nd	6	3rd	9	4th		4th Qtr.	12 Mos.
	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$	$	$		$4th Qtr.	12 Mos.

Global Zetia: 1/	331	317	648	357	1,004	392	1,396	189	242	431	294	725	328	1,052	19%	33%
U.S.	269	240	509	277	785	297	1,082	169	212	381	256	637	274	910	8%	19%
International	62	77	139	80	219	95	314	20	30	50	38	88	54	142

Global Vytorin: 1/ 2/	178	201	379	265	644	368	1,012	—	5	5	50	55	75	131
U.S.	157	173	330	229	560	314	874	—	—	—	42	42	59	102
International	21	28	49	36	84	54	138	—	5	5	8	13	16	29

Global Cholesterol: 1/	509	518	1,027	622	1,648	760	2,408	189	247	436	344	780	403	1,183
U.S.	426	413	839	506	1,345	611	1,956	169	212	381	298	679	333	1,012
International	83	105	188	116	303	149	452	20	35	55	46	101	70	171

1/	Substantially all sales of cholesterol products are not included in the Company’s net sales. Global sales include sales under the Merck/Schering-Plough partnership, plus any sales that are not part of the partnership, such as Schering-Plough sales of cholesterol products in Latin America. In the fourth quarter of 2005 and 2004, sales in non-joint venture territories of the cholesterol franchise totaled $5 and $3, respectively. For the twelve months of 2005 and 2004, sales in non-joint venture territories of the cholesterol franchise totaled $19 and $11, respectively.

2/	Vytorin received first regulatory approval in 2004.
The results of the operation of the joint venture are reflected in equity income and have no impact on the Company’s gross and other operating margins.
The company utilizes the equity method of accounting for the joint venture. The cholesterol agreements provide for the sharing of net income/(loss) based upon percentages that vary by product, sales level and country. In the U.S. market, Schering-Plough receives a greater share of profits on the first $300 of annual ZETIA sales. Above $300 of annual ZETIA sales, the companies share profits equally. Schering-Plough’s allocation of joint venture income is increased by milestones earned. Further, either partner’s share of the joint venture’s net income/(loss) is subject to a reduction if the partner fails to perform a specified minimum number of physician details in a particular country. The partners agree annually to the minimum number of physician details by country.
          All figures rounded. Totals may not add due to rounding.

CONSOLIDATED OPERATIONS DATA
(Dollars in Millions)
(Unaudited)

	2005							2004
	1st	2nd	6	3rd	9	4th		1st	2nd	6	3rd	9	4th
	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year
	$	$	$	$	$	$	$	$	$	$	$	$	$	$

Geographic Sales

U.S.	897	970	1,866	886	2,752	837	3,589	738	827	1,565	800	2,365	854	3,219
Europe and Canada	1,035	1,102	2,138	927	3,065	976	4,040	874	972	1,846	820	2,666	929	3,595
Latin America	210	218	427	223	650	233	884	174	182	356	204	560	223	782
Pacific Area and Asia	227	242	469	248	717	278	995	177	166	343	154	497	178	676

Consolidated Sales	2,369	2,532	4,900	2,284	7,184	2,324	9,508	1,963	2,147	4,110	1,978	6,088	2,184	8,272

	2005							2004
	1st	2nd	6	3rd	9	4th		1st	2nd	6	3rd	9	4th
	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year
	$	$	$	$	$	$	$	$	$	$	$	$	$	$

Other Expense/(Income), Net
Interest Income	($33)	($40)	($74)	($45)	($118)	($58)	($176)	($14)	($15)	($29)	($20)	($50)	($31)	($80)
Interest Expense	45	40	86	36	122	41	163	48	43	91	39	130	38	168
FX Losses	4	1	4	2	6	2	8	1	4	4	0	4	1	5
Other Expense/(Income)	1	(9)	(7)	7	(1)	10	10	1	11	12	15	28	25	53

Total — Other Expense/(Income), Net	$17	($8)	$9	$0	$9	($5)	$5	$36	$43	$78	$34	$112	$33	$146

     All figures rounded. Totals may not add due to rounding.

Alex Kelly	908-298-7450